EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of Newkirk Realty Trust, Inc.; (the “Registrant”) for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael L. Ashner, Chief Executive Officer of the Manager of the Registrant’s General Partner, certify, pursuant to 18 U.S.C. section 1350, as adopted, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Michael L.Ashner
:
Name	Michael L. Ashner.
Chief Executive Officer

Date: March 10, 2006

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